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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 17, 2006

                            -----------------------

                           ZEOLITE EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

                            -----------------------

            Nevada                  001-31937                  N/A
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
     of Incorporation)             File Number)           Identification Number)


                               Youth Pioneer Park
               Tai'an Economic and Technological Development Zone
                      Tai'an City, Shandong Province 271000
                           People's Republic of China
                    (Address of principal executive offices)

                                (86-538) 856-0618
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 2.02  Results of Operations and Financial Condition

On May 17, 2006, Zeolite Exploration Company issued a press release announcing its financial results for the fiscal quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

As previously reported its Current Report on Form 8-K filed on April 6, 2006, Zeolite consummated a share exchange on March 31, 2006 pursuant to a Securities Purchase Agreement and Plan of Reorganization with Faith Bloom Limited, a British Virgin Islands company, and its stockholders. As a result of the share exchange, Zeolite acquired all of the issued and outstanding capital stock of Faith Bloom in exchange for a total of 50,957,603 shares of Zeolite common stock. The share exchange is accounted for as a recapitalization of Zeolite and resulted in a change in Zeolite's fiscal year end from July 31 to December 31. Faith Bloom Limited is deemed to be the accounting acquiring entity in the share exchange and, accordingly, the financial information included in the press release furnished as Exhibit 99.1 to this report reflects the operations of Faith Bloom, as if Faith Bloom had acquired Zeolite.

Item 8.01  Other Events

The following  financial  statements of Faith Bloom Limited are filed as Exhibit
99.2 to this report:

         Report of Independent Registered Public Accounting Firm.............F-2

         Consolidated Balance Sheets as of December 31, 2004 and 2005 and
           March 31, 2006 (Unaudited)........................................F-3

         Consolidated Statements of Operations and Comprehensive Income
           for the Years Ended December 31, 2003, 2004 and 2005, and for the
           Three Months Ended March 31, 2005 and 2006 (Unaudited)............F-4

         Consolidated Statements of Shareholders' Equity for the Years Ended
           December 31, 2003, 2004, and 2005, and for the Three Months Ended
           March 31, 2006 (Unaudited)........................................F-5

         Consolidated Statements of Cash Flows for the Years Ended
           December 31, 2003, 2004 and 2005, and for the Three Months Ended
           March 31, 2005 and 2006 (Unaudited)...............................F-6

         Notes to Consolidated Financial Statements..........................F-7

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1     Press release issued May 17, 2006 by Zeolite Exploration Company

99.2     Financial Statements






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2006                     ZEOLITE EXPLORATION COMPANY

                                         By: /s/ Xiangzhi Chen
                                           -------------------------------------
                                           Xiangzhi Chen,
                                           President and Chief Executive Officer




















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